Exhibit 10.1

Exhibit 10.2 AMENDED AND RESTATED REVOLVING NOTE $20,000,000.00 Branford, Connecticut June 30, 2017 FOR VALUE RECEIVED, Sachem Capital Corp., a New York corporation with a place of business at 23 Laurel Street, Branford, Connecticut 06405 ("Maker" or "Borrower"), jointly and severally if more than one, promise to pay to the order of Bankwell Bank, a Connecticut banking corporation, having a place of business at 208 Elm Street, New Canaan, Connecticut 06840, or other holder of this Note ("Payee" or "Lender"), the principal sum of up to Twenty Million and 00/100 Dollars ($20,000,000.00) (the "Loan"), or so much thereof as shall from time to time be advanced by Payee to Maker in accordance with the terms of the Agreement (as defined below) and remain outstanding, as conclusively (absent manifest error) evidenced by the books and records of Payee, together with interest on the outstanding balance hereof before and after maturity, at the rate hereinafter set forth (the "Rate") until this Note shall have been fully paid, all as hereinafter provided. Advances hereunder may be repaid by Maker and readvanced by Payee from time to time. Effective as of June 30, 2017, this Note shall supersede, amend, restate and replace in its entirety that certain Amended and Restated Revolving Note dated March 15, 2016 in the principal amount of $15,000,000.00 (referred to herein as the "Prior Note") and is subject to the terms of the Modification to Second Amended and Restated Commercial Revolving Loan and Security Agreement of even date by and among the Borrower and the Lender. Neither execution of this Note by the Borrower, nor cancellation of the Prior Note by Lender, shall be deemed or construed as a novation of the Borrower's obligation to pay the outstanding indebtedness evidenced by the Prior Note, all of which indebtedness shall be and remain in full force and effect, as amended and provided hereby. This Note is issued under and pursuant to the terms of the Modification to Second Amended and Restated Commercial Revolving Loan and Security Agreement by and among Borrower and Lender of even date herewith (as the same may be amended and/or restated from time to time, the "Agreement"). Payment of this Note is guaranteed pursuant to a Guaranty Agreement executed and delivered by each of John L. Villano, Jeffrey C. Villano and JJV, LLC (each a "Guarantor" and collectively the "Guarantors") and dated December 18, 2014, as reaffirmed by Third Reaffirmation of Guaranty Agreement of even date herewith. This Note shall bear interest, payable monthly in arrears, on the outstanding principal balance thereof, at an adjustable rate per annum equal to four hundred fifty (450) basis points above LIBOR (as defined below) provided, however the interest rate charged hereunder shall not be less than five and one-half percent (5.50%) per annum at any time (the "Interest Rate"). Adjustments in the Interest Rate shall become effective on the commencement of each Interest Rate Period (as defined below) (the "Reset Date"). Lender shall not be required to notify Borrower of adjustments in the Interest Rate. The term "LIBOR" shall mean the rate per annum (rounded to the nearest one one hundredth (1/100th) of 1%) obtained by dividing (i) three-month interest period London

  Interbank Offered Rate as set and administered by ICE Benchmark Administration Limited (or such other administrator of LIBOR, as may be duly authorized by the UK Financial Conduct Authority or such other proper authority from time to time) for United States dollar deposits in the London interbank market at approximately 11:00 a.m. London, England time (or as soon thereafter as practicable) as determined by the Lender from any broker, quoting service or commonly available source utilized by the Lender by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against "Eurocurrency Liabilities" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR rate loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States' office of a bank to United States residents) on such date to any member bank of the Federal Reserve System. Notwithstanding any provision above, the practice of rounding to determine LIBOR may be discontinued at any time in' the Lender's sole discretion. Further notwithstanding anything to the contrary contained herein LIBOR shall in no event be less than one percent (1.0%). The term "Interest Rate Period" shall mean each three (3) month calendar period. In the event that the above index is not available on any Reset Date, the Lender will set the Interest Rate by using a comparable index in its reasonable discretion. Commencing on July 30, 2017, and on the same day of each and every month thereafter, Maker shall make payments of interest only, in arrears, on the unpaid principal balance hereof at the Rate(s) aforesaid applicable during such prior month, calculated based on a year of three hundred sixty (360) days but for the actual number of days elapsed. Payment of principal hereunder shall be due and payable as provided in the Agreement and, if not otherwise due and payable prior thereto, on June 30, 2019, the entire unpaid principal balance of this Note, together with accrued and unpaid interest hereon and all other sums owing hereunder and/or the Agreement, shall become due and payable without notice or demand (the "Maturity Date"). Upon the Maturity Date the Borrower shall have the option of extending the term of the Loan, provided no Event of Default has occurred, for the sole purpose of repaying the principal balance of the Loan over a thirty six (36) month period (the "Amortization Period") commencing on July 30, 2019 and on the same day of each subsequent month thereafter. After the initial Maturity Date, during the Amortization Period, the Lender shall not make any further Advances under the Note or otherwise. All payments hereon shall be applied to expenses as provided herein, interest and principal in such order as Payee shall, in its discretion, determine. Said sums shall be payable together with all lawful taxes and assessments levied thereon except for taxes levied on the income of the Payee, or upon this Note, or upon Payee with respect to the same, and together with all costs and expenses related to collecting this Note and together with all costs and expenses of foreclosing or protecting or sustaining the lien of any security which may be given to secure the payment of this Note and/or in any litigation or controversy arising from or connected with this Note and/or any collateral securing this Note and/or the Agreement and/or incurred in any action brought by the holder of a prior mortgage or lien in which Payee is a party defendant, 2 including without limitation reasonable attorneys' fees and all other Lender Expenses (as that term is defined in the Agreement). Said obligation to pay the reasonable attorneys' fees of Payee in connection with protecting, enforcing or realizing of the rights and remedies above described shall exist whether or not proceedings are instituted or court appearance is made on behalf of Payee. The Borrower will be required to maintain its operating accounts (the "Commercial Checking Account") and all other deposit accounts in the name of Borrower with the Lender for the entire term of the Loan until such time as the loan and all other indebtedness under the Loan Documents (as defined in the Agreement) are paid in full. Failure to establish and maintain any such account(s) shall constitute a default under the Loan. If Borrower fails to maintain a sufficient minimum balance (minimum balance shall mean such amount sufficient to pay the monthly payment called for under this Note) in such account with the Lender, then the interest rate and minimum interest rate in effect at such time shall increase by one-half of one percent (0.50%) per annum during such period on a per diem basis, that Borrower fails to maintain the minimum balance required herein. The Lender will automatically debit the monthly payments due hereunder from the Commercial Checking Account established with Lender pursuant to the Automatic Payment Addendum to Note attached hereto and made a part hereof. Upon the occurrence of any Default or Event of Default, as such term is defined in the Agreement and not in limitation of any other rights of Payee set forth therein, the Payee (and any of its participants) shall have and may exercise a right of set-off for the payment of this Note and the aforesaid costs and expenses against, and Maker hereby gives and grants to Payee a security interest (perfected by Payee's possession or control thereof) in, all deposits, monies, securities and property left with or subject to the control of Payee (or any of its participants) by Maker or by any Guarantor, other guarantor endorser or otherwise to the credit of or belonging to Maker or any such party, and Payee shall have full power and authority at any time and without notice to sell, assign and deliver any such property at public or private sale, and apply the proceeds in satisfaction hereof. Maker hereby waives presentment, demand, protest, notice of protest or other notice or notice of dishonor of any kind and further waive the right to trial by jury in any action to collect this Note or relating to any collateral securing this Note. Upon the occurrence of any Default or Event of Default, as such term is defined in the Agreement, the interest rate accruing hereunder shall, from such default, be increased to eighteen (18%) percent per annum and this Note shall, at the option of the holder hereof, become forthwith due and payable without presentment, demand, protest or notice of any kind, all of which being hereby expressly waived by the undersigned. Without limiting the foregoing, in the event of any such late payment the Maker agrees to pay to the Payee the additional sum of five (5%) percent of the amount of such late payment to cover the additional expenses of Payee's handling of such late payment but not as consideration for making such late payment. 3

  Nothing herein shall be construed to restrict Payee, in its sole discretion, from making Advances (as such term is defined in the Agreement) in excess of the face amount of this Note, without requirement of execution of additional notes, or otherwise modifying this instrument, and it's so doing at any time or times, shall not waive its rights to insist upon strict compliance with the terms of this Note, and any document or instrument granting security to Payee or other instruments executed in connection with this financial transaction, at any other time, and to further rely upon all collateral secured to it for satisfaction of all obligations of Maker to Payee, without exception. Maker, and any endorsers or guarantors hereof agree that Payee may but shall not be obligated to (i) at its sole and exclusive discretion, make Advances to Maker upon the verbal or written authority of any person purportedly authorized by Maker, and (ii) deliver Advances by direct deposit to any demand deposit account of Maker with Payee, or otherwise, as so directed; and that all such loans and advances as evidenced solely by Payee's books, ledgers and records shall represent binding obligations of Maker hereunder. MAKER ACKNOWLEDGES THAT THIS NOTE EVIDENCES A COMMERCIAL TRANSACTION AS THAT TERM IS DEFINED IN CONNECTICUT GENERAL STATUTES SECTION 52-278a(a) AND PURSUANT TO CONNECTICUT GENERAL STATUTES SECTIONS 52-278b AND 52-278f, MAKER DOES HEREBY WAIVE ITS RIGHTS TO NOTICE AND HEARING PRIOR TO THE ISSUANCE BY PAYEE OF ANY PREJUDGMENT REMEDY, AND MAKER FURTHER WAIVES ANY RIGHTS AS MAY EXIST UNDER FEDERAL LAW TO ANY NOTICE AND/OR HEARING PRIOR TO PAYEE'S OBTAINING AND EXERCISING ANY PREJUDGMENT REMEDY. MAKER AND PAYEE (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, ANY OTHER LOAN DOCUMENTS (AS SUCH TERM IS DEFINED IN THE AGREEMENT) OR ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF PAYEE RELATING TO THE ADMINISTRATION OF THE NOTE OR ENFORCEMENT OF SAID LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. MAKER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF PAYEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PAYEE WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT 4

  FOR PAYEE TO ACCEPT THIS NOTE AND MAKE THE LOANS (AS DEFINED IN THE AGREEMENT). THIS NOTE HAS BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF CONNECTICUT AND SHALL BE CONSTRUED AND ENFORCED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. Maker hereby expressly waives to the full extent and for the maximum period permitted by applicable law, the right to plead any statute of limitations or any similar bar as a defense to any demand, claim or cause of action based upon or arising from such failure to pay any part of the principal of this Note or any interest thereon, which waiver as to each such failure shall be separate and distinct from any such waivers or to each other such failure. The waivers of notice and hearing for prejudgment remedies made herein are made by Maker on behalf of Maker and Maker's successors and assigns and shall apply to any and all actions against such successors and assigns. In the event any payment of principal or interest received upon this obligation and paid by Maker, any Guarantor or other guarantor, surety, co-maker or endorser, shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or any state, or otherwise due to any party other than Payee, then in any such event, the obligation of said Maker, or any guarantor, surety, co-maker or endorser shall, jointly and severally, survive as an obligation due hereunder and shall not be discharged or satisfied by said payment or payments, notwithstanding return by Payee to said parties of the original hereof, or any guaranty, endorsement, or the like. Maker may prepay amounts outstanding under this Note at any time provided that upon such principal prepayment Maker pays to Lender an exit fee equal to one percent (1%) of the entire Loan Amount in accordance with the terms of Section 2.11(C) of the Agreement. REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOLLOWS 5

  IN WITNESS WHEREOF, the Maker has executed this Revolving Note on the day and year first above written. Sachem Capital Corp., a New York corporation By: Name: Jeffrey C. Villano Its: Co-Chief Executive Officer Duly Authorized By: Name: John L. Villano Its: Co-Chief Executive Officer Duly Authorized 6

  STATE OF CONNECTICUT) ) ss: Branford COUNTY OF NEW HAVEN) On this the 29th day of June, 2017 before me, the undersigned officer, personally appeared Jeffrey C. Villano who acknowledged himself to be the Co-Chief Executive Officer of Sachem Capital Corp., and that he, as such Co-Chief Executive Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as Co-Chief Executive Officer. In Witness Whereof, I hereunto set my hand. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court Notary Public My Commission Expires: STATE OF CONNECTICUT) ) ss: Branford COUNTY OF NEW HAVEN) On this the 29th day of June, 2017 before me, the undersigned officer, personally appeared John L. Villano who acknowledged himself to be the Co-Chief Executive Officer of Sachem Capital Corp., and that he, as such Co-Chief Executive Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as Co-Chief Executive Officer. In Witness Whereof, I hereunto set my hand. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court Notary Public My Commission Expires: 7